Exhibit 10.39

AMENDMENT NO. 3 TO
FOURTH AMENDED AND RESTATED LOAN AGREEMENT

AGREEMENT, made as of the 5th day of December, 2003, by and among:

NATIONAL CONSUMER COOPERATIVE BANK, a corporation chartered by Act of Congress of the United States which conducts business under the trade name National Cooperative Bank (the “Borrower”);

The Banks which have executed this Agreement (individually, a “Bank” and, collectively, the “Banks”);

FLEET NATIONAL BANK, as Administrative Agent for the Banks (in such capacity, together with its successors in such capacity, the “Agent”); and

SUNTRUST BANK, as Syndication Agent, WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent and FLEET SECURITIES, INC., as Lead Arranger.

W I T N E S S E T H:

WHEREAS:

(A)                              The Borrower, the Agent and the banks signatory thereto (the “Existing Banks”) entered into a certain Fourth Amended and Restated Loan Agreement dated as of February 12, 2002, which was amended pursuant to (i) Amendment No. 1 to Fourth Amended and Restated Loan Agreement dated as of February 10, 2003,  and (ii)  Amendment No. 2 to Fourth Amended and Restated Loan Agreement dated as of May 9, 2003 (as so amended, the “Original Loan Agreement”; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred as the “Loan Agreement”);

(B)                                The Borrower wishes to amend the Original Loan Agreement to, among other things,  amend provisions relating to prepayment of Class A Notes and amending the Financing Agreement between the Borrower and the U.S. Department of the Treasury, and the Banks and the Agent are willing to amend and supplement the Original Loan Agreement on the terms and conditions hereinafter set forth; and

(C)                                All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

Article 1.                                            Amendments to Original Loan Agreement.

Section 1.1                                         The Original Loan Agreement is hereby amended as follows:

(a)                              The definition of “Consolidated Debt” appearing in Article 1(a) is amended by adding the following immediately before the semi-colon appearing at the end of clause (a) thereof: “and any trust preferred securities;”.

(b)                             The definition of “Consolidated Effective Net Worth” appearing in Article 1(a) is amended by substituting a semicolon for the period at the end of clause (b) thereof, inserting “ plus,” and adding the following:

“(c)                            the aggregate outstanding principal amount of all Indebtedness which specifically by its terms ranks equally with or subordinate to the Class A Notes at such time.”

(c)                              Subsection 7.12(b) is amended by striking the period at the end thereof, substituting a comma, and adding “except as permitted by Schedule 7.1 annexed hereto.”

(d)                   Schedule 7.1 is amended and restated in its entirety as provided in Schedule 7.1 attached hereto.

(e)                    All references in the Original Loan Agreement and the other Loan Documents to the “Loan Agreement”, and also in the case of the Original Loan Agreement to “this Agreement”, shall be deemed to refer to the Original Loan Agreement, as amended hereby, and all references to Schedule 7.1 shall be deemed to refer to Schedule 7.1 as amended and restated hereby.

Section 1.2                                   The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

Article 2.                                            Representations and Warranties.

The Borrower hereby confirms, reaffirms and restates to each of the Banks and the Agent all of the representations and warranties set forth in Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower.

Article 3.                                            Conditions to Effectiveness of this Agreement.

This Amendment No. 3 to Fourth Amended and Restated Loan Agreement shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

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(a)                                  This Amendment No. 3 shall have been executed and delivered to the Agent by a duly authorized representative of the Borrower, the Agent and each Bank necessary to constitute Majority Banks.

(b)                                 The Agent shall have received a Compliance Certificate from the Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Amendment No. 3, no Default or Event of Default shall exist, shall be true.

(c)                                  Shea & Gardner, counsel to the Borrower, shall have delivered its legal opinion to the Agent, in form and substance satisfactory to the Agent and its counsel.

(d)                                 All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

Article 4.                                            Miscellaneous.

Section 4.1                                   Article 10 of the Original Loan Agreement.  The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the term “Loan Agreement” shall be deemed to refer to the Original Loan Agreement, as amended hereby, the (ii) the term “this Agreement” shall be deemed to refer to this Agreement; and (iii) the terms “hereunder” and “hereto” shall be deemed to refer to this Agreement.

Section 4.2                                   Continued Effectiveness.  Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

Section 4.3                                   Counterparts. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

NATIONAL CONSUMER COOPERATIVE BANK, D/B/A NATIONAL COOPERATIVE BANK

By:
	Name:	Richard L. Reed
	Title:	Managing Director, Chief Financial Officer and Treasurer

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FLEET NATIONAL BANK,
as Administrative Agent and as a Bank,
and as Swing Line Lender

By:
	Name:	Robert T.P. Storer
	Title:	Managing Director

Lending Office for Prime Rate Loans and LIBOR Loans and
Address for Notices:

1185 Avenue of the Americas
New York, New York 10036
Attn:	Mr. Thomas J. Levy
Senior Vice President

Telephone No.: 212-819-5751
Telecopier No.: 212-819-6116

Signature Page to Amendment No. 3 to Fourth Amended and Restated Loan Agreement among
National Consumer Cooperative Bank, the Banks party thereto
and Fleet National Bank, as Administrative Agent

CREDIT SUISSE FIRST BOSTON
Cayman Islands Branch

By:
Name:
Title:

By:
Name:
Title:

Lending Office for Prime Rate Loans and LIBOR Loans and
Address for Notices:

Credit Suisse First Boston
11 Madison Avenue/20th Floor
New York, New York 10010-3629
Attn: Mr. Jay Chall

Telephone No.: 212-325-9010
Telecopier No.: 212-325-8320

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
B.A., “Rabobank International”,
New York Branch

By:
Name:
Title:

By:
Name:
Title:

Lending Office for Prime Rate Loans and LIBOR Loans and
Address for Notices:

Rabobank Nederland, New York Branch
245 Park Avenue/38th Floor
New York, New York 10167-0062
Attn:	Michael Halevi
Senior Associate

Telephone No.: 212-808-6962
Telecopier No.: 212-309-5139

with a copy to:

c/o Rabo Support Services
10 Exchange Place
Jersey City, New Jersey 07302
Attention: Corporate Services

Telephone No.: 201-499-5322
Telecopier No.: 201-499-5326

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Lending Office for Prime Rate
Loans and LIBOR Loans and
Address for Notices:

PNC Bank, National Association
PNC Firstside Center
500 First Avenue
Pittsburgh, Pennsylvania 15219
Attn.: Marc Accamando

Telephone No.: 412-768-7647
Telecopier No.: 412-768-4586

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Documentation Agent and as a Bank

By:
Name:
Title:

Lending Office for Prime Rate Loans
and LIBOR Loans and
Address for Notices:

Wachovia Bank, N.A.
1753 Pinnacle Drive
3rd Floor, VA1936
McLean, Virginia 22102
Attn:	Rebecca Ray
Vice President

Telephone:	703-760-5458
Telecopy:	703-760-6300

M&T BANK

By:
Name:
Title:

Lending Office for Prime Rate Loans
and LIBOR Loans and
Address for Notices:

M&T Bank
Financial Institutions Division
P.O. Box 1596 (101-710)
25 South Charles Street/Suite 1505
Baltimore, Maryland 21201
Attn:	Steven A. Schramm
Vice President

Telephone No.: 410-244-4045
Telecopier No.: 410-244-4234

UNION BANK OF CALIFORNIA, N.A.

By:
Name:
Title:

Lending Office for Prime Rate Loans
and LIBOR Loans and
Address for Notices:

Union Bank of California, N.A.
445 So. Figueroa Street/13th Floor
Los Angeles, California 90071
Attn:	Timothy Prangley
Vice President

Telephone No.: 213-236-6999
Telecopier No.: 213-236-5954

SUNTRUST BANK, as Syndication Agent
and as a Bank

By:
Name:
Title:

Lending Office for Prime Rate
Loans and LIBOR Loans and
Address for Notices:

SunTrust Financial Institutions Division
919 East Main Street
PO Box 26665 (Mail Code: CS HDQ 1922)
Attn:	Mr. Dennis Falk
Senior Vice President

Telephone No.: 804-782-7229
Telecopier No.: 804-782-7419

ISRAEL DISCOUNT BANK OF NEW YORK

By:
Name:
Title:

By:
Name:
Title:

Lending Office for Prime Rate
Loans and LIBOR Loans and
Address for Notices:

Israel Discount Bank of New York
511 Fifth Avenue
New York, New York 10017-4987
Attn.: Mr. Kenneth Walters

Telephone No.: 212-551-8820
Telecopier No.: 212-551-8660

CREDIT LYONNAIS NEW YORK BRANCH

By:
Name:
Title:

Lending Office for Prime Rate
Loans and LIBOR Loans and
Address for Notices:

Credit Lyonnais New York Branch
1301 Avenue of the Americas
13th Floor/Financial Institutions Department
New York, New York 10019
Attn: Ken Ricciardi

Telephone No.: 212-261-7348
Telecopier No.: 212-261-3438

KBC BANK N.V.

By:
Name:
Title:

By:
Name:
Title:

Lending Office for Prime Rate
Loans and LIBOR Loans and
Address for Notices:

KBC Bank N.V.

125 West 55th Street
New York, New York 10019
Attn:	Edward Eijlers
Assistant Vice President

Telephone No.: 212-541-0739
Telecopier No.: 212-541-0793

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

Lending Office for Prime Rate
Loans and LIBOR Loans and
Address for Notices:

The Bank of Nova Scotia
One Liberty Plaza
New York, New York 10006
Attn:	David Schwartzbard
Director

Telephone No.: 212-225-5221
Telecopier No.: 212-225-5090

BANK OF SCOTLAND

By:
Name:
Title:

Lending Office for Prime Rate
Loans and LIBOR Loans and
Address for Notices:

Bank of Scotland
565 Fifth Avenue, 5th Floor
New York, New York 10017
Attn:	Amy P. Rick
First Vice President

Telephone No.: 212-450-0866
Telecopier No.: 212-682-5720

AMENDED AND RESTATED
SCHEDULE 7.1
TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT
BY AND AMONG
NATIONAL CONSUMER COOPERATIVE BANK
AND
CERTAIN BANKS NAMED THEREIN
AND
FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT FOR THE BANKS

PERMITTED INDEBTEDNESS AND GUARANTIES

1.              Indebtedness of NCB Capital and NCB,FSB secured by liens permitted under Schedule 3.5.

2.              (i) The Borrower may prepay the Class A Notes in an amount not to exceed $1,000,000 in the fiscal year of the Borrower ending December 31, 2003 if, after giving effect to such prepayment under this clause (i), no Default or Event of Default shall have occurred and be continuing; (ii) the Borrower may prepay the Class A Notes on or after December 15, 2003 in an amount not to exceed $52,553,329 with funds including the proceeds of a substantially simultaneous issue of $50,000,000 of trust preferred securities, if, after giving effect to such prepayment under clause (i) and this clause (ii), no Default or Event of Default shall have occurred and be continuing; (iii) the Borrower may make annual prepayments of the Class A Notes in its fiscal years 2004 through 2009, each in the amount of no more than $2,500,000, if, after giving effect to such prepayment under clauses (i) and (ii) and this clause (iii), no Default or Event of Default shall have occurred and be continuing; (iv) the Borrower may prepay the Class A Notes on or about December 31, 2010, in an amount not to exceed $23,989,000, with funds that may include the proceeds of a substantially simultaneous issue of Subordinated Debt or trust preferred securities, if after giving effect to such prepayment under clauses (i), (ii), (iii) and this clause (iv), no Default or Event of Default shall have occurred and be continuing; and (v) the Borrower may make annual prepayments of the Class A Notes in its fiscal years 2011 through 2019, in the amount of no more than $5,000,000 in fiscal year 2011 and increasing by 10% in each succeeding fiscal year, if, after if after giving effect to such prepayments under clauses (i), (ii), (iii), (iv) and this clause (v), no Default or Event of Default shall have occurred and be continuing.

3.                    The Borrower may enter into an Amended and Restated Financing Agreement having terms and conditions as stated in item 2 of this Schedule 7.1 and other terms substantially identical to those attached hereto in Schedule 7.1 Continued entitled “Amended and Restated Financing Agreement Between The Department of the Treasury and the National Consumer Cooperative Bank”, dated as of November 26, 2003.